The “Liquidity Risk” language under Principal Risks on page 2 of the prospectus is hereby replaced with the following:

Liquidity risk: A period of low economic growth or rising interest rates could reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these securities could decrease the Fund’s share price. Liquidity risk should be high for this Fund because it invests primarily in below investment grade bonds.

May 14, 2010

Investors Should Retain This Supplement For Future Reference